UNITED SATATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) OF THE
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

ORBIMAGE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50933	20-2759725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21700 Atlantic Boulevard
Dulles, VA 20166

(Address of Principal Executive Offices)

(703) 480-7500

(Registrant’s Telephone Number, Including Area Code)

ORBIMAGE Inc.

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

See disclosure under Item 8.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See disclosure under Item 8.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See disclosure under Item 8.01.

Item 8.01 Other Events

A. Holding Company Organizational Structure

     ORBIMAGE Holdings Inc, a Delaware corporation (“Registrant”), was organized on April 4, 2005 to enable its predecessor registrant and now its wholly-owned subsidiary, ORBIMAGE Inc., a Delaware Corporation (the “Company”), to implement a holding company organizational structure.

     Effective June 21, 2005, the Company reorganized into a holding company structure, whereby the Registrant became the holding company for the Company. The holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company structure without a vote of the stockholders of the corporation in the position of the Company.

     In the Merger, ORBIMAGE Merger Sub Inc., a Delaware corporation (the “Merger Sub”), merged with and into the Company with the Company continuing as the surviving corporation. Prior to the Merger, the Registrant was a direct, wholly-owned subsidiary of the Company and Merger Sub was a direct, wholly-owned subsidiary of the Registrant. Both the Registrant and Merger Sub were organized for the sole purpose of implementing the holding company structure.

     Pursuant to the Merger, (i) each issued and outstanding share of common stock of the Company, par value $.01 per share (the “Company Common Stock”), was converted into one share of common stock of the Registrant, par value $.01 per share (the “Registrant Common Stock”), (ii) each issued and outstanding share of common stock of Merger Sub, par value $.01 per share, was converted into one share of the Company Common Stock, and the separate corporate existence of Merger Sub ceased, and (iii) all of the issued and outstanding shares of the Registrant owned by the Company were automatically canceled and retired. As a result, each stockholder of the Company became a holder of the Registrant Common Stock, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences and qualifications, limitations and restrictions as those securities that the stockholder held in the Company. As a result of the Merger, the Company became a direct, wholly owned subsidiary of the Registrant.

     In connection with the Merger, the Registrant assumed the Company’s obligations under the 2003 Employee Stock Incentive Plan (the “2003 Plan”) and the 2004 Non-Employee Director Equity Incentive Plan (the “2004 Plan”), as well as under the Nonstatutory Stock Option Agreements, the Restricted Stock Agreement for Matthew O’Connell and the Restricted Stock Agreements for Employees under the 2003 Plan. In addition, the Registrant assumed the Company’s obligations under the various warrants issued December 31, 2003, the Warrant Agreement dated March 14, 2005 and the warrant certificates issued thereunder. Outstanding options and warrants to purchase the Company Common Stock were automatically converted into options and warrants to purchase an equal number of shares at the same exercise price of Registrant Common Stock.

     In addition, in connection with the Merger, the Registrant assumed the Company’s registration obligations under (i) the Registration Rights Agreement, dated as of December 31, 2003, by and between the Company and certain holders of the Company’s outstanding securities, relating to securities issued to such holders pursuant to the terms of the Company’s Plan of Reorganization and emergence from Chapter 11 bankruptcy on December 31, 2003 and (ii) the Registration Rights Agreement, dated as of November 16, 2004, by and between the Company and certain holders of Company Common Stock and warrants issued on March 25, 2005.

     The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of the outstanding Company Common Stock are deemed to represent the same number of shares of the Registrant Common Stock until surrendered for transfer or exchanged in due course for certificates representing the Registrant Common Stock. Sales of the Registrant Common Stock will continue to be reported on the Over-the-Counter Bulletin Board service under the symbol “ORBM” without interruption and with the same CUSIP number. The Merger constitutes a tax-free transaction to stockholders for federal income tax purposes.

     In accordance with Section 251(g) of the DGCL, the provisions of the certificate of incorporation, including, without limitation, those relating to the authorized capital stock and the bylaws of the Registrant, are identical to those of the Company prior to the Merger. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers of the Company immediately prior to the merger.

     The other liabilities of the Company, including contingent liabilities, were not assumed by the Registrant in the transaction and therefore continue to be obligations of the Company, and the assets of the Company were not transferred to the Registrant and continue to be the assets of the Company.

B. Press Release

     On June 21, 2005, the Registrant issued a press release announcing that it had implemented the holding company organizational structure. A copy of this press release is filed herewith.

* * *

     The events and transactions described above under this Item are also responsive to (i) Item 1.01 (Entry Into A Material Definitive Agreement), in that the Agreement and Plan of Reorganization referenced as Exhibit 2.1 below was part of these events and transaction, (ii) Item 2.01 (Completion of Acquisition or Disposition of Assets) in that the Registrant, ORBIMAGE Holdings Inc., became the parent holding company of ORBIMAGE Inc., and (iii) Item 5.03 (Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year) in that the Certificate of Incorporation, as amended, of ORBIMAGE Inc. and the By-laws of ORBIMAGE Inc., as in effect prior to the transaction, became the restated and amended Certificate of Incorporation of the Registrant, ORBIMAGE Holdings Inc., and the By-laws of the Registrant, ORBIMAGE Holdings Inc.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit
Number	Title
2.1	Agreement and Plan of Reorganization by and among ORBIMAGE Inc., ORBIMAGE Holdings Inc. and ORBIMAGE Merger Sub Inc.

3.1	Certificate of Incorporation of ORBIMAGE Holdings Inc. (incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 3 to Form S-1 Registration Statement filed on June 21, 2005.)

3.2	Bylaws of ORBIMAGE Holdings Inc. (incorporated by reference to Exhibit 3.2 to Post-Effective Amendment No. 3 to Form S-1 Registration Statement filed on June 21, 2005.)

10.1	Assignment and Assumption Agreement by and between ORBIMAGE Inc. and ORBIMAGE Holdings Inc.

99.1	Press Release dated June 21, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2005	ORBIMAGE HOLDINGS INC.

By: /s/ William L. Warren
William L. Warren Vice President, General Counsel & Secretary